Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2016
Other Commitments [Abstract]
Commercial Aerospace Industry Assets and Commitments
NOTE 5: COMMERCIAL AEROSPACE INDUSTRY ASSETS AND COMMITMENTS
We have receivables and other financing assets with commercial aerospace industry customers totaling $7,222 million and $6,143 million at December 31, 2016 and 2015, respectively. These include customer financing assets related to commercial aerospace industry customers, consisting of products under lease of $939 million and $537 million, and notes and leases receivable of $497 million and $566 million, at December 31, 2016 and 2015, respectively.
Aircraft financing commitments, in the form of debt, guarantees or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts consistent with market terms and conditions. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. Lastly, we have made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves.
We also have other contractual commitments, including commitments to secure certain contractual rights to provide products on new aircraft platforms, which are included in "Other commercial aerospace commitments" in the table below. Such payments are capitalized when there are distinct rights obtained and there are sufficient incremental cash flows to support the recoverability of the assets established. Otherwise, the applicable portion of the payments are expensed. Payments capitalized are included in intangible assets and are amortized over the term of underlying economic benefit. Our commercial aerospace financing and other contractual commitments as of December 31, 2016 were approximately $14.4 billion. We have entered into certain collaboration arrangements, which may include participation by our collaboration partners in these commitments.
The following is the expected maturity of commercial aerospace industry assets and commitments as of December 31, 2016:

(dollars in millions)	Committed	2017	2018	2019	2020	2021	Thereafter
Notes and leases receivable	$497	$51	$24	$47	$79	$32	$264
Commercial aerospace financing commitments	$2,358	$435	$521	$416	$354	$287	$345
Other commercial aerospace commitments	12,063	860	973	738	706	730	8,056
Collaboration partners' share	(4,608)	(386)	(479)	(322)	(271)	(250)	(2,900)
Total commercial commitments	$9,813	$909	$1,015	$832	$789	$767	$5,501

In connection with our 2012 agreement to acquire Rolls-Royce's ownership and collaboration interests in IAE, additional payments are due to Rolls-Royce contingent upon each hour flown through June 2027 by the V2500-powered aircraft in service as of the acquisition date.These flight hour payments, included in "Other commercial aerospace commitments" in the table above, are being capitalized as collaboration intangible assets.
Our financing commitments with customers are contingent upon maintenance of certain levels of financial condition by the customers. In addition, we have residual value and other guarantees of $348 million as of December 31, 2016.
We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both unbilled receivables and deferred revenues. Unbilled receivables under these long-term aftermarket contracts totaled $1,169 million and $1,091 million at December 31, 2016 and 2015, respectively, and are included in Accounts receivable and Other assets in the accompanying Consolidated Balance Sheet. Deferred revenues totaled $4,288 million and $3,502 million at December 31, 2016 and 2015, respectively, and are included in Accrued liabilities and Other long-term liabilities in the accompanying Consolidated Balance Sheet.
Reserves related to aerospace notes and leases receivable were $16 million and $17 million at December 31, 2016 and 2015, respectively. Reserves related to aerospace receivables and other financing assets were $157 million and $200 million at December 31, 2016 and 2015, respectively. Reserves related to financing commitments and guarantees were $36 million and $47 million at December 31, 2016 and 2015, respectively.

In addition, in connection with the 2012 Goodrich acquisition, we recorded assumed liabilities of approximately $2.2 billion related to customer contractual obligations on certain OEM development programs where the expected costs exceeded the expected revenue under contract. These liabilities are being liquidated in accordance with the underlying economic pattern of obligations, as reflected by the net cash outflows incurred on the OEM contracts. Total consumption of the contractual obligations was approximately $213 million and $193 million in 2016 and 2015, respectively. Expected consumption of the contractual obligations is as follows: $251 million in 2017, $248 million in 2018, $222 million in 2019, $149 million in 2020, $83 million in 2021 and $250 million thereafter.